UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric W. Falkeis
Professionally Managed Portfolios
777 E. Wisconsin Ave.
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5301
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  May 31, 2011

Item 1. Report to Stockholders.

Semi-Annual Report

May 31, 2011

GoodHaven Fund

Ticker:  GOODX

GoodHaven Capital Management, LLC

GoodHaven Fund

PERFORMANCE FOR THE PERIOD 4/8/2011 THROUGH 5/31/20111

The GoodHaven Fund	+1.75%
S&P 500 Index (with dividends reinvested)	+1.56%

Dear Fellow Shareholders of the GoodHaven Fund (“the Fund”):

This is our inaugural portfolio manager’s letter to you as a fellow shareholder of the GoodHaven Fund.  Thank you for your confidence – we are working hard to earn and maintain your trust.

It is our goal in these communications to give you a strong sense of our thinking, as we would want if our roles were reversed.  That said, we may limit comments about specific investments if premature disclosure of too much detail might impact our ability to buy at depressed prices.  Nevertheless, we do want to convey – in clear language – how we are thinking about the money you have entrusted to us.

We spent much of the last decade helping to build a well-known investment advisory firm whose growth resulted primarily from generating attractive returns.  While past success is no guarantee of future results, we have drawn deeply on our experiences and have returned to our roots – by taking time to cast a wide net for what we think are great investments and putting our significant experience and resources to best use.  Debt or equity, large or small, foreign or domestic – we are agnostic about where we find opportunity.

Given this is our first letter, we should restate our basic long-term approach:  our primary preference will always be to find a financially attractive business, run by honest and talented owner/managers, and where a part-ownership interest (common stock) can be purchased at a price that offers prospective high returns.  From time to time, we also will consider other disciplined and value-oriented strategies as described more fully in our prospectus.  If opportunities are few, we are not afraid to remain liquid.  In all investments, we will always try to minimize the potential for permanent loss.  Although we will make mistakes, we always try to minimize the chance that we have materially overpaid.  As one of us likes to say, perfection in avoiding losses is impossible, but it is a worthy goal.

The Fund’s capital is being deployed judiciously and we still have a chunk of cash – we are optimistic, but cautious.2  Although our cash position will decrease as we find new and appropriate investments, the world is still a troubled place and we are mindful that many of the causes of the 2008-2009 financial crises have not yet been addressed.  Government finances are in shambles.  Many European banks are

1	We do not consider performance over short periods to be particularly meaningful.
2
The semi-annual report shows our investments after approximately seven weeks of operation.  Our assets as of the writing of this letter are approximately $40 million.  Portfolio holdings, weightings, and total assets may change significantly by the time of our next report.

GoodHaven Fund

stuffed with sovereign paper of questionable value and many domestic institutions are struggling with troubled assets, depressed markets, and costly legal issues.  Most derivatives remain unregulated and unlisted on exchanges, where collateral and counterparty risk might be reasonably gauged.  U.S. growth is subdued and the housing ATM shut down long ago.  And although interest rates are bumping around historic lows as the Federal Reserve maintains its policy of zero percent, they are almost certain to rise in future years, perhaps meaningfully.  Typically, these sorts of conditions do not make for easy sailing in financial assets.

So why are we optimistic?  Tough markets and troubling headlines allow us to plant the seeds of capital growth that may be harvested in future years.  Rather than dwell on difficult to predict macroeconomic negatives about which we can do little, we focus instead on finding sensible things to do with money other than a near zero interest bank deposit or low-yielding and long-dated bonds having enormous risk of loss should  interest rates rise even modestly.  Part ownership of a good business, at the right price, is a better way to deal with either inflation or deflation than many of the alternatives.  We are mindful that sooner or later, public markets create opportunity for the prepared.

As we start out, it is entirely fitting that our largest investments are in the technology arena – in a group of companies we refused to touch more than a decade ago when the world was enthralled with all things Internet and related securities were priced beyond perfection.  Today, some of these same businesses have achieved a measure of dominance in their areas of specialty, have extraordinarily strong and liquid balance sheets, operate around the world, continue to grow, and now sell at low multiples of earnings and low prices compared to our estimates of intrinsic value.  We have established meaningful investments in Microsoft, Google, and Hewlett-Packard.  We believe all are capable of generating attractive owner returns over time from present prices irrespective of near-term economic conditions and doubts about the persistency of their franchises, which our research leads us to believe are stronger than most realize.

We also own some smaller businesses whose results are not overly dependent on the strength of the American consumer or U.S. economic growth.  For example, Walter Investment is a sub-prime lender and servicer whose experience has been far better than the rest of its industry throughout the downturn.  Walter has agreed to purchase Green Tree Financial, a quickly growing and privately held business that services loans for some of the country’s largest financial institutions.  While Walter is leveraging to do so, we judge the risks to be manageable.  Importantly, neither Walter nor Green Tree appears to have meaningful exposure to the charges of servicer or foreclosure abuses plaguing the large banks, nor are they assuming credit exposure on new servicing business.  Once the deal is completed, the company’s biggest risk will be a return to rapid appreciation of home prices – something that has yet to appear as even a speck on the horizon.

GoodHaven Fund

Federated Investors is an investment management firm whose largest product category is money-market mutual funds and which manages more than $300 billion in total assets.  The Donahue family, which started the business more than fifty years ago, continues to have a meaningful management and ownership interest.  Despite being forced to offer large management fee waivers on money funds whose yields are close to zero, Federated continues to generate decent cash profits and high returns on invested capital.  We believe that with a modest rise in interest rates, assets are likely to increase and a meaningful percentage of those waivers will be reclaimed and drop to the bottom line – demonstrating that the earnings power of the company is significantly higher than current results would indicate.  While redemptions and unexpected regulations are always a risk, we believe the persistency of money market fund balances even at exceptionally low short-term interest rates is a testament to the strength of the company’s franchise.

Another example is Spectrum Brands, a company we began to buy upon its emergence from Chapter 11 bankruptcy after its previous owner borrowed too much.  The company owns, among others, such well known consumer staple brands as Rayovac batteries, Cutter and Spectracide insect repellants, Remington shavers, and George Foreman appliances.  In each of their categories, Spectrum products tend to represent the “value” segment, where consumers get similar performance to the category leaders at a lower price – a compelling proposition for today’s more frugal shoppers.  Importantly, a two year price war in batteries appears to have ended.  Under new senior management, we expect the company to generate large amounts of cash relative to our purchase price that can be used to rapidly pay down post-bankruptcy debt and build equity for owners.

In an evolving world of millisecond trades, worldwide markets, and 24-hour financial commentary, long-term investors are often seen as dinosaurs – unable to adapt and headed for extinction.  We disagree.  Although not easy to execute, a disciplined value investing approach, when done well, has historically held out the prospect of increasing wealth in a more favorable fashion when compared to many of the alternatives, albeit in a lumpy manner.  We believe that most business is a lumpy process and that taking advantage of volatility is a big part of our job.  Our best opportunities may come when markets are volatile or headlines are scary.

We also want to reiterate that the Fund has a relatively low total expense ratio and does not pay any marketing expenses.  There are no 12b-1 fees here, nor other expenses normally borne by shareholders so that a fund’s investment advisor can expand its empire.  We want to grow, but intend to accomplish it the old-fashioned way – through performance and word of mouth.  If an advisor wants to spend money on such efforts (including ourselves), Fund shareholders should not pay the freight.

Lastly, we believe it is important to understand that shareholders come first and that we are significant shareholders ourselves – we each have invested seven figure

GoodHaven Fund

sums in the Fund and expect to increase these amounts over time.  While our personal investments will never guarantee positive results, they do help to correctly align our incentives as managers.  You should always expect to see a chunk of our money with yours.

Respectfully submitted,

Larry Pitkowsky	Keith Trauner

Mutual fund investing involves risk.  Principal loss is possible.  The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund.  Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.  The Fund invests in mid-cap and smaller capitalization companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods.  The Fund may invest in REIT’s, which are subject to additional risks associated with direct ownership of real property including decline in value, economic conditions, operating expenses, and property taxes.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investment in lower-rated, non-rated and distressed securities presents a greater risk of loss to principal and interest than higher-rated securities.

The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets.  It is not possible to invest directly in an index.

The opinions expressed are those of Larry Pitkowsky and/or Keith Trauner through the end of the period for this report, are subject to change, and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.  Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

Must be preceded or accompanied by a current prospectus.  Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses.

The GoodHaven Fund is distributed by Quasar Distributors, LLC.

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

The unaudited Net Asset Value (“NAV”) of the GoodHaven Fund was $20.35 on May 31, 2011, based on 649,539 shares outstanding.  This compares to our initial NAV of $20 per share at inception on April 8, 2011.  Please note that except where otherwise indicated, discussions in this MD&A relate to the interim semi-annual period ended May 31, 2011.  Below is a table showing the Fund’s performance for the period since inception.

PERFORMANCE FOR THE PERIOD 4/8/2011 THROUGH 5/31/20111

The GoodHaven Fund	+1.75%
S&P 500 Index (with dividends reinvested)	+1.56%

For the interim period since inception, the Fund outperformed the S&P 500 by 0.19 percentage points.  Shareholders should note that the portfolio managers believe that short-term performance figures are less meaningful than a comparison of longer periods and that a long-term investment strategy should be properly judged over a period of years rather than weeks.  Furthermore, the S&P 500 Index is an unmanaged index incurring no fees, expenses, or tax effects and is shown solely for the purpose of comparing the Fund’s portfolio to an unmanaged and diversified index of large companies.

Below is a table of the Fund’s largest holdings ranked by issuer as a percentage of Fund net assets as of May 31, 2011 and the top ten categories represented by the Fund’s holdings listed by the aggregate percentage of net assets in each category.

Top 10 Holdings*		Top Categories**
Microsoft Corp.	7.0%	Cash and Equivalents	53.2%
Spectrum Brands Holdings Inc.	6.0%	Computer &
Walter Investment		Internet Software	11.0%
Management Corp.	4.2%	Corporate Bonds	6.3%
Google Inc. - Class A	4.0%	Consumer Products	6.0%
Miscellaneous Common Stocks	3.9%	Computers & Peripheral
Hewlett-Packard Co.	3.5%	Equipment	4.6%
Federated Investors Inc.	3.3%	Real Estate Investment Trusts	4.2%
Qwest Corp Bond		Miscellaneous
8.875% due 3/15/12	2.4%	Common Stocks	3.9%
Berkshire Hathaway		Financial Services	3.3%
Inc. Class B	1.9%	Conglomerates	1.9%
Mueller Industries Inc.	1.9%	Industrial Products	1.9%
Total	38.1%	Total	96.3%

*	Top ten holdings excludes cash, money-market funds and U.S. Government and Agency Obligations
**	Where applicable, includes money market funds and U.S. Government and Agency Obligations

1  We do not consider performance over short periods to be particularly meaningful.

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Continued)

Shareholders should note that the Fund’s assets have increased significantly since the end of the semi-annual period to approximately $40 million as of late June and that the amounts and rankings of the Fund’s holdings today may vary significantly from the data disclosed below.  For example, since the end of the semi-annual period, the Fund has committed to participate in a syndicated bank loan that, if consummated, would represent a material investment as of the date of the commitment.  Furthermore, it is also possible that investment holdings reported as holdings at the end of any particular reporting period may no longer be owned by the Fund as of the distribution date of an annual or semi-annual report or that significant new holdings may have been purchased but which remain undisclosed.  Portfolio holdings are subject to change without notice.

In the future, this management discussion will include a brief analysis of the securities that contributed most to gains and losses for the period.  However, given the brief period since inception, such changes are not deemed to be meaningful.  As this was the initial reporting period for the Fund, all investments are new positions.  During the period, the Fund did not dispose of any investment positions.

Shareholders should note that the portfolio managers of the Fund do not believe that a decline in a security’s price means that the security is a less attractive investment.  Some price declines may represent significant investment opportunities.  Furthermore, not all future portfolio additions or deletions will be material and although the Fund has a long-term focus, it is possible that a security purchased, sold, or held in one period may be sold or repurchased in a subsequent period.

The Fund is permitted to invest using a wide variety of strategies, some of which may involve greater risk than its primary strategies and which may result in more frequent activity.  Some of the risks of the Fund include, but are not limited to, adverse market conditions that negatively affect the price of securities owned by the Fund, a high level of cash, which may result in underperformance during periods of robust price appreciation, adverse movements in foreign currency relationships as a number of the Fund’s portfolio holdings have earnings resulting from operations outside of the United States, and the fact that the Fund is non-diversified, meaning that its holdings are more concentrated than a diversified Fund and that adverse price movements in a particular security may affect the Fund’s NAV more negatively that would occur in a more diversified Fund.

For a more complete description of the Fund’s strategies and risks, please consult the Fund’s Prospectus and Statement of Additional Information which may be obtained at the Fund’s website: www.goodhavenfunds.com or by calling 1-855-OK-GOODX (1-855-654-6639).

The portfolio managers believe that a significant liquidity position is an important part of portfolio management.  Since inception, the Fund has continued to

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Continued)

have significant liquidity available both in cash holdings (or equivalent) as well as in short-term fixed income investments.  Cash and U.S. Treasury security holdings amounted to approximately 53% at May 31, 2011, although that figure has declined modestly since that date.  While we expect over time that our liquidity position will be significantly lower than that which existed at May 31, shareholders should understand that the portfolio managers believe that a certain amount of liquidity can benefit shareholders in several ways – by preventing the need to liquidate securities at depressed prices to meet redemptions, by providing ammunition to purchase existing or new holdings in rapidly declining markets without being forced to sell existing holdings, and by lessening the chance that shareholders will seek to redeem shares during periods of market stress when forced liquidations might impact NAV unfavorably.

As of May 31, 2011, officers and employees of GoodHaven Capital Management, LLC, the investment advisor to the GoodHaven Fund, owned approximately 114,937 shares of the Fund.  Since May 31, officers and employees of GoodHaven Capital Management, LLC have purchased additional shares of the Fund and such additional aggregate holdings will be disclosed in the Fund’s Annual Report for the fiscal year ended November 30, 2011.

GoodHaven Fund

EXPENSE EXAMPLE For the Period Ended May 31, 2011 (Unaudited)

As a shareholder of the GoodHaven Fund (the “Fund”) you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 8, 2011 – May 31, 2011).

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem shares that have been held for less than 60 days.  Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  However, the example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6).  Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5%

GoodHaven Fund

EXPENSE EXAMPLE For the Period Ended May 31, 2011 (Unaudited) (Continued)

hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  If these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	April 8, 2011 –
	April 8, 2011	May 31, 2011	May 31, 2011^
Actual	$1,000	$1,018	$1.64
Hypothetical (5% annual
return before expenses)	$1,000	$1,006	$1.63

^
Expenses are equal to the Fund’s annualized expense ratio for the most recent period of 1.10% multiplied by the average account value over the period multiplied by 54/365 (to reflect the period since inception).

GoodHaven Fund

SCHEDULE OF INVESTMENTS at May 31, 2011 (Unaudited)

Shares	COMMON STOCKS – 36.3%	Value
	Computer & Internet Software – 11.0%
990	Google Inc. – Class A1	$523,730
37,100	Microsoft Corp.	927,871
		1,451,601
	Computers & Peripheral Equipment – 4.6%
12,500	Hewlett-Packard Co.	467,250
9,500	Systemax Inc.1	136,990
		604,240
	Conglomerates – 1.9%
3,200	Berkshire Hathaway Inc. – Class B1	253,024

	Consumer Products – 6.0%
22,000	Spectrum Brands Holdings Inc.1	791,340

	Financial Services – 3.3%
17,100	Federated Investors Inc. – Class B	438,273

	Industrial Products – 1.9%
6,800	Mueller Industries Inc.	252,824

	Marine Services & Equipment – 0.6%
800	SEACOR Holdings Inc.	79,736

	Property/Casualty Insurance – 0.9%
300	White Mountains Insurance Group	122,850

	Telecommunications – 0.8%
18,500	Sprint Nextel Corp.1	108,225

	Waste Treatment & Disposal – 1.4%
5,900	Republic Services Inc.	185,968

	Miscellaneous Common Stocks – 3.9%2	504,100
	TOTAL COMMON STOCKS
	(Cost $4,672,295)	4,792,181

	REAL ESTATE INVESTMENT TRUSTS – 4.2%
32,000	Walter Investment Management Corp.	560,640
	TOTAL REAL ESTATE INVESTMENT TRUSTS
	(Cost $558,877)	560,640

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

SCHEDULE OF INVESTMENTS at May 31, 2011 (Unaudited) (Continued)

Principal	CORPORATE BONDS – 6.3%	Value
	Beverage Manufacturing – 2.4%
$100,000	Coca-Cola Enterprises Inc. 3.750% due 3/1/12	$102,505
200,000	PepsiAmericas Inc. 5.750% due 7/31/12	212,090
		314,595
	Consumer Products – 1.5%
200,000	Proctor & Gamble Co. 1.375% due 8/1/12	201,870

	Telecommunications – 2.4%
300,000	Qwest Corp. 8.875% due 3/15/12	318,150
	TOTAL CORPORATE BONDS
	(Cost $835,395)	834,615

	U.S. GOVERNMENT SECURITIES – 18.9%
	U.S. Treasury Notes – 12.1%
500,000	0.500% due 11/30/12	501,560
550,000	0.750% due 3/31/13	553,480
550,000	0.500% due 5/31/13	550,473
		1,605,513
	U.S. Treasury Bills – 6.8%
100,000	0.000% due 7/21/11	99,994
500,000	0.000% due 11/25/11	499,768
300,000	0.000% due 5/3/12	299,574
		899,336
	TOTAL U.S. GOVERNMENT SECURITIES
	(Cost $2,504,621)	2,504,849
	Total Investments
	(Cost $8,571,188) – 65.7%	8,692,285
	Cash and Other Assets in
	Excess of Liabilities – 34.3%	4,528,819
	TOTAL NET ASSETS – 100.0%	$13,221,104

1  Non-income producing security.
2  Represents previously undisclosed securities which the Fund has held for less than one year.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

STATEMENT OF ASSETS AND LIABILITIES at May 31, 2011 (Unaudited)

ASSETS:
Investments in securities, at value (Cost $8,571,188)	$8,692,285
Cash	6,245,659
Receivables:
Dividends and interest	14,485
Fund shares sold	1,530,563
Total assets	16,482,992

LIABILITIES:
Payables:
Investment securities purchased	3,256,104
Management fees	4,732
Support services fees	1,052
Total liabilities	3,261,888

NET ASSETS	$13,221,104

Net asset value, offering and redemptions price per share
($13,221,104/649,539 shares outstanding; unlimited
number of shares authorized without par value)	$20.35

COMPONENTS OF NET ASSETS:
Paid-in capital	$13,103,437
Accumulated net investment loss	(3,430)
Net unrealized appreciation on investments	121,097
Net assets	$13,221,104

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

STATEMENT OF OPERATIONS For the Period Ended May 31, 2011 (Unaudited)

INVESTMENT INCOME
Dividends	$3,572
Interest	13
Total investment income	3,585

EXPENSES (NOTE 3)
Management fees	5,740
Support services fees	1,275
Total expenses	7,015
Net investment loss	(3,430)

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Change in net unrealized appreciation on investments	121,097
Net realized and unrealized gain on investments	121,097
Net increase in net assets
resulting from operations	$117,667

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

Period Ended
May 31, 20111
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(3,430)
Change in net unrealized
appreciation on investments	121,097
Net increase in net assets
resulting from operations	117,667

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	13,103,437
Total increase in net assets	13,221,104

NET ASSETS
Beginning of period	—
End of period	$13,221,104
Accumulated net investment loss	$(3,430)

 (a)  Summary of capital share transactions is as follows:

	Period Ended
	May 31, 2011
	(Unaudited)
	Shares	Value
Shares sold	649,539	$13,103,437
Net increase	649,539	$13,103,437

1  Fund commenced operations on April 8, 2011.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period

	Period Ended
	May 31, 20111
	(Unaudited)
Net asset value at beginning of period	$20.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss2	(0.02)
Net realized and unrealized gain on investments	0.37
Total from investment operations	0.35

Net asset value, end of period	$20.35

Total return	1.75	%3

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (millions)	$13.2

Ratio of expenses to average net assets	1.10	%4
Ratio of net investment loss
to average net assets	(0.54	%)4

Portfolio turnover rate	0	%3

1	Fund commenced operations on April 8, 2011.
2	Calculated using the average shares outstanding method.
3	Not annualized.
4	Annualized.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2011 (Unaudited)

NOTE 1 – ORGANIZATION

The GoodHaven Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The Fund commenced operations on April 8, 2011.

The Fund’s investment objective is to seek long-term growth of capital.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.  Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service.  If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method.  These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.  In absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Board of Trustees.

Fixed income debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having maturity of less than 60 days are valued at amortized cost.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2011 (Unaudited) (Continued)

circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees.  The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.  As of May 31, 2011, the Fund did not hold fair valued securities.

As described in above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods.  The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2011 (Unaudited) (Continued)

The following is a summary of the inputs used to value the Fund’s net assets as of May 31, 2011:

Description	Level 1	Level 2	Level 3
Common Stocks1	$4,792,181	$—	$—
Real Estate
Investment Trusts1	560,640	—	—
Corporate Bonds1	—	834,615	—
U.S. Government Securities	—	2,504,849	—
Total Investments
in Securities	$5,352,821	$3,339,464	$—

          1  See Schedule of Investments for industry breakouts.

The Fund did not have any significant transfers into or out of Levels 1 and 2 during the period ended May 31, 2011.

B.  Federal Income Taxes.  The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and at least 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  At May 31, 2011, the Fund did not have any capital loss carryforwards.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.

Management has analyzed the Fund’s tax position, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2011 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the State of Massachusetts; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2011 (Unaudited) (Continued)

C.  Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.

D.  Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

E.        Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period.  Actual results could differ from those estimates.

F.   Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 2.00% redemption fee on shares held less than 60 days.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

G.   Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

H.        Subsequent Events. In preparing these financial statements, Management has evaluated events and transactions for potential recognition or disclosure through date the financial statements were available to be issued.  There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund’s financial statements.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2011 (Unaudited) (Continued)

I.  New Accounting Pronouncement.  In January 2010, the FASB issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”).  The ASU requires enhanced disclosures about a) transfers into and out of Level 1 and Level 2, and b) purchases, sales, issuances and settlements on a gross basis relating to Level 3 measurements.  The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years.  There were no significant transfers into or out of Levels 1 or 2 during the period ended May 31, 2011.  The second disclosure will become effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.  Management is currently evaluating the impact this disclosure may have on the Fund’s financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS.

GoodHaven Capital Management, LLC (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Advisor furnishes all investment advice, office space and certain administrative services, and provides most of the personnel needed by the Fund. Under the Advisory Agreement, the Advisor is entitled to receive a monthly management fee calculated daily and payable monthly equal to 0.90% of the Fund’s average daily net assets.  For the period ended May 31, 2011, the Fund incurred $5,740 in management fees.

The Fund has also entered into a Support Services Agreement with the Advisor. Under this agreement, the Advisor is responsible for paying all of the Fund’s other normal day-to-day operational expenses, such as administrative, custody, transfer agency, fund accounting, legal, audit, and acquired fund fees and expenses. The support services fee does not cover the following other expenses: (a) any charges associated with the execution of portfolio transactions, such as brokerage commissions, transaction charges or other transaction-related expenses, (b) taxes, if any, imposed on the Fund, (c) interest, if any, on any Fund borrowings, or (d) extraordinary Fund legal expenses incurred outside of the normal operation of the Fund, such as legal fees, arbitration fees, or related expenses in connection with any actual or threatened arbitration, mediation, or litigation. Under the Support Services Agreement, the Advisor is entitled to receive a monthly fee calculated daily and payable monthly equal to 0.20% of the Fund’s average daily net assets.  For the period ended May 31, 2011, the Fund incurred $1,275 in Support services fees.

U.S. Bancorp Fund Services, LLC (the “USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2011 (Unaudited) (Continued)

disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.  The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. serves as custodian (the “Custodian”) to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the period ended May 31, 2011, the cost of purchases of securities for the GoodHaven Fund, excluding short-term securities and U.S. Government Securities, was $6,066,567.  The cost of purchases of U.S. Government Securities, was $2,504,621.  There were no sales of securities during the period ended May 31, 2011.

The cost basis of investments for federal income tax purposes at May 31, 2011 was as follows (because tax adjustments are calculated annually, these amounts do not reflect tax adjustments since the Fund does not have a full fiscal year):

Cost of investments	$8,571,188
Gross tax unrealized appreciation	147,566
Gross tax unrealized depreciation	(26,469)
Total accumulated earnings	$121,097

GoodHaven Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on February 15 and 16, 2011, the Board (which is comprised entirely of persons who are Independent Trustees as defined under the Investment Company Act) considered the initial approval of an Investment Advisory Agreement for the GoodHaven Fund, a new series of Professionally Managed Portfolios, with GoodHaven Capital Management, LLC (the “Advisor” or “GoodHaven”).  At this meeting, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services to be provided by the Advisor to the Fund under the Advisory Agreement.  This information formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s initial approval of the Advisory Agreement:

1.The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Trustees discussed the nature, extent and quality of GoodHaven’s overall services to be provided to the Fund.  The Board considered GoodHaven’s specific responsibilities in all aspects of day-to-day management of the Fund as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel at GoodHaven that would be involved with the Fund.  The Board reviewed the proposed services GoodHaven would provide to the Fund, noting to what degree those services extended beyond portfolio management and the receipt of additional fees by GoodHaven or its affiliates.  The Trustees also considered the structure of GoodHaven’s compliance procedures and the trading capability of GoodHaven.  After reviewing GoodHaven’s compliance policies and procedures, including GoodHaven’s proposal with respect to risk oversight of the Fund, the Board concluded that the policies and procedures were reasonably designed to prevent violation of federal securities laws.  The Board concluded that although GoodHaven was a newly-formed investment adviser, the Advisor had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the proposed Investment Advisory Agreement and that, in the Board’s view, the nature, overall quality, and extent of the management services to be provided would be satisfactory and reliable.

2.The Fund’s historical year-to-date performance and the overall performance of the Fund.  As the Fund was newly created, the Board was unable to review the performance of the Fund.

3.Costs of Services Provided and Profits Realized by GoodHaven.  The Board noted that the proposed advisory fee as a percentage of average daily net assets was 0.90% for the Fund.  The Board also noted that GoodHaven agreed to enter into a Support Services Agreement under which the Advisor

GoodHaven Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

  would be responsible for paying all of the Fund’s other customary operating expenses.  For its services under the Support Services Agreement, the Advisor would be paid 0.20% as a percentage of average daily net assets.  (The Board noted that the Fund would be responsible for paying any extraordinary Fund expenses.)  The Board concluded that the fees to be received by GoodHaven were fair and reasonable.

4.Economies of Scale.  The Board also considered that economies of scale could be expected to be realized by the Advisor as the assets of the Fund grow.  The Board noted that through the Support Services Agreement, the Advisor had contractually agreed to ensure that the Fund’s expenses remained at a stable and consistent level.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5.The profits to be realized by the Advisor and its affiliates from their relationship with the Fund.  The Trustees discussed the likely overall profitability of GoodHaven from managing the new Fund.  In assessing possible profitability, the Trustees reviewed GoodHaven’s financial information and took into account both the likely direct and indirect benefits to GoodHaven from advising the Fund.  The Trustees concluded that GoodHaven’s profit from managing the Fund would likely not be excessive and, after review of relevant financial information, GoodHaven would have adequate capitalization and/or would maintain adequate profit levels to support the Fund.

No single factor was determinative of the Board’s decision to approve the Advisory Agreement, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fees, were fair and reasonable.  The Board therefore determined that the Advisory Agreement would be in the best interests of the Fund and its shareholders.

GoodHaven Fund

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free at (855) 654-6639 and on the Fund’s website at www.goodhavenfunds.com.  Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (855) 654-6639 or through the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q.  The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (855) 654-6639.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts.  Please call the transfer agent toll free at (855) 654-6639 to request individual copies of these documents.  The Fund will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

GoodHaven Fund

PRIVACY NOTICE (Unaudited)

FACTS	WHAT DOES GOODHAVEN CAPITAL MANAGEMENT, LLC & GOODHAVEN FUND DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and Income
• Account Balances and Employment Information
• Assets and Investment Experience
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customer’s personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons GoodHaven chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does GoodHaven share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	Yes	No
For nonaffiliates to market to you	No	We don’t share
Questions?	Call (305) 677-7650 or email info@goodhavenllc.com

GoodHaven Fund

PRIVACY NOTICE (Unaudited) (Continued)

Who we are
Who is providing this notice?	GoodHaven Capital Management, LLC GoodHaven Fund (collectively “GoodHaven”)
What we do
How does GoodHaven protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers must represent to us that they will protect any personal information through similar safeguards and security.
How does GoodHaven Funds collect my personal information?
We collect your personal information, for example, when you:
• open an account or give us your income
• give us contact information or seek advice about your investments
• tell us about your investments or retirement portfolio

Why can’t I limit all sharing?
Federal law gives you the right to limit only:
• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include: a series of a registered investment company called the GoodHaven Fund (a no-load mutual fund).

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • We do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • We do not jointly market with nonaffiliated financial companies.

(This Page Intentionally Left Blank.)

Advisor
GOODHAVEN CAPITAL MANAGEMENT, LLC
590 Reinante Avenue
Miami, Florida  33156

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, Wisconsin  53201-0701

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER, LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, New York  10022

GoodHaven Fund
Symbol – GOODX
CUSIP – 74316J763

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporate by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                           Professionally Managed Portfolios

By (Signature and Title)*                   /s/Eric W. Falkeis
Eric W. Falkeis, President

Date   July 12, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                   /s/Eric W. Falkeis
Eric W. Falkeis, President

Date   July 12, 2011

By (Signature and Title)*                   /s/Patrick J. Rudnick
Patrick J. Rudnick, Treasurer

Date   July 8, 2011

* Print the name and title of each signing officer under his or her signature.